SRH REIT Covered Call ETF (the “Fund”)

A series of Elevation Series Trust (the “Trust”)

Supplement dated January 14, 2026 to the Fund’s Prospectus and

Statement of Additional Information (“SAI”),

dated February 28, 2025, as may be supplemented and/or revised from time to time.

Effective December 31, 2025, Joel Looney resigned as Portfolio Manager for the Fund.

Effective January 16, 2026, the address of Paralel Advisors LLC, Paralel Distributors LLC and Paralel Technologies LLC is 1700 Broadway, Suite 2100, Denver, Colorado 80290. All references to the address of Paralel Advisors LLC, Paralel Distributors LLC and Paralel Technologies LLC are revised accordingly.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.